U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2009
Date of Report (Date of earliest event reported)

Commission File No. 333-127388

Zoro Mining Corp. (Exact name of registrant as specified in its charter)

Nevada	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3040 North Campbell Ave. #110 Tucson, Arizona 85719 [Missing Graphic Reference] (Address of principal executive offices)

(520) 299-0390 [Missing Graphic Reference] (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01                      Changes in Registrant's Certifying Accountant

Zoro Mining Corp., a Nevada corporation (the “Company”), pursuant to unanimous written consent resolutions of the audit committee of the Company dated November 12, 2009,  agreed to engage Schwartz Levitsky Feldman LLP (“SLF”) as its principal independent registered public accounting firm.  Concurrent with this appointment, the Company has accepted the resignation of Dale Matheson Carr-Hilton Labonte LLP (“DMCL”).  The decision to change its principal independent registered public accounting firm has been approved by the Company’s audit committee as reflected above.

The report of DMCL on the Company’s financial statements for fiscal years ended April 30, 2009 and April 30, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year ended April 30, 2009, and during the subsequent period through to the date of DMCL’s resignation, there were no disagreements between the Company and DMCL, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided DMCL with a copy of this Current Report on Form 8-K and has requested that DMCL furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not DMCL agrees with the statements made in this Current Report on Form 8-K with respect to DMCL and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to DMCL.  A copy of DMCL’s letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of SLF as the Company’s principal registered accounting firm at this time, the Company has not consulted SLF on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
    Not applicable.

(b) Pro forma Financial Information.
    Not applicable.

(c) Shell Company Transaction.
    Not applicable.

(d) Exhibits.
    16.1   Letter from Dale Matheson Carr-Hilton LaBonte LLP dated November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORO MINING CORP.
DATE: November 30, 2009.	___//s/ Andrew Brodkey"___ Name: Andrew Brodkey Title: President/Chief Executive Officer